UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 9, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The registered public accounting firm of Baker Tilly Virchow Krause, LLP (“BT”) audited the financial statements of Rave Restaurant Group, Inc. (the “Company”) as of and for the fiscal year ended June 30, 2019 (the “FY 2019 Financials”) included in the Company’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2019.  Prior to including the audited FY 2019 Financials in the Form 10-K, the Company’s Audit Committee received written disclosures from BT confirming their independence under applicable standards of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”).  However, by letter dated March 9, 2020, BT advised the Audit Committee that BT had recently determined that the BT partner who led their audit of the FY 2019 Financials had not rotated off of the engagement after his fifth year as lead engagement partner and had thereby caused BT not to be independent within applicable rules of the SEC and the PCAOB.  BT’s letter further advised that this inadvertent independence violation required them to withdraw their audit opinion on the FY 2019 Financials.  The Audit Committee met with BT on March 9, 2020, and discussed the matters addressed in BT’s letter.

The Company has provided BT with a copy of the disclosures contained in this Form 8-K and has requested that BT furnish to the Company a letter addressed to the SEC stating whether BT agrees with the statements contained herein and, if not, stating the respects in which it does not agree.  A copy of BT’s letter concurring with the statements contained herein is attached as Exhibit 7.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

7.1	Baker Tilly Virchow Krause, LLP letter dated March 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: March 13, 2020	By:	/s/ BRANDON L. SOLANO
Brandon L. Solano
Chief Executive Officer
(Principal Executive Officer)